SCUDDER
                                                                     INVESTMENTS

Scudder Municipal Bond Fund
Scudder Short-Term Municipal Bond Fund

Supplement to the currently effective prospectuses
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The following replaces "The portfolio managers" sub-section of the "Who Manages and Oversees the Funds" section of the prospectus.

The following people handle the day-to-day management of each fund.

  Philip G. Condon                          Shelly Deitert
  Managing Director of Deutsche Asset       Assistant Vice President of
  Management and Co-Lead Portfolio          Deutsche Asset Management and
  Manager of the fund.                      Portfolio Manager of the fund.
   o Joined Deutsche Asset Management in     o Joined Deutsche Asset Management
     1983 and the fund in 2003.                in 1997 and the fund in 2003.
   o Over 27 years of investment             o Over 6 years of investment
     industry experience.                      industry experience.
   o MBA, University of Massachusetts at
     Amherst.

  Ashton P. Goodfield
  CFA, Managing Director of Deutsche
  Asset Management and Co-Lead Portfolio
  Manager of the fund.
   o Joined Deutsche Asset Management in
     1986 and the fund in 2003.
   o Over 17 years of investment industry
     experience.




               Please Retain This Supplement for Future Reference

October 17, 2003
SNTFIF2-3600